                         LIQUID INSTITUTIONAL RESERVES

     MONEY MARKET FUND GOVERNMENT SECURITIES FUND TREASURY SECURITIES FUND

            1285 AVENUE OF THE AMERICAS . NEW YORK, NEW YORK 10019

Professionally managed money market funds seeking:

  . High Current Income
  . High Liquidity
  . Preservation of Capital

Money Market Fund, Government Securities Fund and Treasury Securities Fund ("Funds") are series of Liquid Institutional Reserves, a Massachusetts business trust ("Trust"). Each Fund offers two separate classes of shares-- "Institutional" shares and "Financial Intermediary" shares. Institutional shares are available for purchase primarily by institutional investors. Financial Intermediary shares are available for purchase by banks and other financial intermediaries for the benefit of their customers.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated September 1, 1997 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber Investment Executive or PaineWebber's correspondent firms, or by calling toll free 1-888-LIR-FUND. In addition, the SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

SHARES OF A FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF A FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

-------------------------------------------------------------------------------

THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE  COMMISSION NOR  HAS THE  COMMISSION  PASSED UPON  THE ACCURACY  OR
  ADEQUACY  OF THIS  PROSPECTUS. ANY  REPRESENTATION  TO THE  CONTRARY IS  A
   CRIMINAL OFFENSE.

         PROSPECTUS DATED SEPTEMBER 1, 1997, AS REVISED JULY 15, 1998

                                   HIGHLIGHTS

  See elsewhere in the Prospectus for more information on the topics discussed in these highlights.

The Funds:          Professionally managed money market funds (each a "Fund").
                    The Funds are designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others.

                    Each Fund offers investors the choice of investing in two separate classes of shares.

                    . Institutional shares are available for purchase primarily by institutional investors.

                    . Financial Intermediary shares are available for purchase solely by banks and other financial intermediaries for the benefit of their customers. Financial Intermediary shares bear all fees payable by the Funds to those financial intermediaries for certain services they provide to the beneficial owners of those shares. See "Purchases," "Redemptions," "Financial Intermediaries" and "Valuation of Shares."

Investment          Money Market Fund--A diversified money market fund seeking
 Objectives and     high current income to the extent consistent with the
 Policies:          preservation of capital and the maintenance of liquidity
                    through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments; invests in high quality money market instruments.

                    Government Securities Fund--A diversified money market fund seeking high current income consistent with the preservation of capital and maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments; invests in short-term U.S. government securities, the interest income from which is generally exempt from state income taxation.

                    Treasury Securities Fund--A diversified money market fund seeking high current income consistent with preservation of capital and maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments; invests exclusively in securities issued by the U.S. Treasury, which are supported by the full faith and credit of the United States.

Net Assets at       Money Market Fund--$1.0 billion
 July 31, 1997:     Government Securities Fund--$75.2 million.
                    Treasury Securities Fund--$75.8 million.

Distributor and
 Investment
 Adviser:           PaineWebber Incorporated ("PaineWebber"). See "Management."


Sub-Adviser:        Mitchell Hutchins Asset Management Inc. ("Mitchell
                    Hutchins"). See "Management"

Purchases:          Shares may be purchased through PaineWebber, its
                    correspondent firms or through First Data Investor Services
                    Group, Inc., the Funds' transfer agent ("Transfer Agent").
                    See "Purchases."

Redemptions:        Shares may be redeemed through PaineWebber, its
                    correspondent firms or the Transfer Agent. See
                    "Redemptions."

Dividends:          Declared daily and paid monthly. All dividends are
                    automatically paid in Fund shares unless the shareholder elects instead to have dividends transmitted by federal funds wire to either a designated bank account or PaineWebber account. See "Dividends and Taxes."


Minimum Initial     $1,000,000 for Money Market Fund and Government Securities
 Purchase:          Fund (or in a combination of both) and $250,000 for
                    Treasury Securities Fund; no minimum for subsequent purchases. (Financial intermediaries may establish different minimums for their customers who purchase shares through them.)

Public Offering     Net asset value, which each Fund seeks to maintain at $1.00
 Price:             per share.

  WHO SHOULD INVEST. Each Fund has its own suitability considerations and risk factors, as summarized below and described in detail under "Investment Objectives and Policies." The Funds are designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others. These institutions include corporations, banks, trust companies, insurance companies, investment counsellors, pension funds, employee benefit plans, law firms, trusts, estates and educational, religious and charitable organizations. See "Purchases" and "Management."

  RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective. In periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing short-term market rates, and in periods of rising interest rates, a Fund's yield generally will be somewhat lower. Money Market Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may present a greater degree of risk than investments in securities of domestic issuers. See "Investment Objective and Policies" for more information about these and other risk factors.

  EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                                 FOR ALL FUNDS

Sales charge on purchases of shares........................................ None
Sales charge on reinvested dividends....................................... None
Redemption fee or deferred sales charge.................................... None

                        ANNUAL FUND OPERATING EXPENSES*
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                      GOVERNMENT SECURITIES FUND
                                                                  AND
                               MONEY MARKET FUND       TREASURY SECURITIES FUND
                          --------------------------- ---------------------------
                                          FINANCIAL                   FINANCIAL
                          INSTITUTIONAL INTERMEDIARY  INSTITUTIONAL INTERMEDIARY
                             SHARES       SHARES**       SHARES       SHARES**
                          ------------- ------------- ------------- -------------
Management Fees (after
 fee waivers)...........          0.20%         0.20%         0.20%         0.20%
Other Expenses:
 Shareholder Servicing
  Fees..................   0.00%         0.25%         0.00%         0.25%
 Miscellaneous Expenses
  (after
  reimbursements).......   0.05%         0.05%         0.10%         0.10%
Total Other Expenses
 (after
 reimbursements)........          0.05%         0.30%         0.10%         0.35%
                                 ------        ------        ------        ------
Total Operating Expenses
 (after fee waivers and
 reimbursements)........          0.25%         0.50%         0.30%         0.55%
                                 ======        ======        ======        ======

                      EXAMPLE OF EFFECT OF FUND EXPENSES*

  An investor would pay directly or indirectly the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Market Fund
  Institutional shares..........................  $ 3     $ 8     $14     $32
  Financial Intermediary shares.................  $ 5     $16     $28     $63
Government Securities Fund
  Institutional shares..........................  $ 3     $10     $17     $38
  Financial Intermediary shares.................  $ 6     $18     $31     $69
Treasury Securities Fund
  Institutional shares..........................  $ 3     $10     $17     $38
  Financial Intermediary shares.................  $ 6     $18     $31     $69

  This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, any Fund's projected or actual performance.

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of average net assets and the extent to which each Fund incurs variable expenses, such as transfer agency costs, and the extent to which PaineWebber waives fees or reimburses a Fund for expenses.

                                          (footnotes continue on following page)

(footnotes from previous page)

   *Information in the expense table and the example reflect an agreement by PaineWebber and Mitchell Hutchins to waive 0.05% of the management fees and to reduce or otherwise limit the expenses of each Fund, on an annualized basis, to 0.30% and 0.55% of each Fund's average daily net assets for Institutional shares and Financial Intermediary shares, respectively. In the absence of this agreement, Money Market Fund's, Government Securities Fund's and Treasury Securities Fund's total operating expenses, stated as a percentage of average net assets, would have been 0.30%, 0.53% and 0.72%, respectively, for Institutional shares and 0.55%, 0.78% and 0.97%, respectively, for Financial Intermediary shares. Without this agreement, under the assumptions set forth in the example above, the expenses on a $1,000 investment in Money Market Fund, Government Securities Fund and Treasury Securities Fund at the end of one, three, five and ten years would have been $3, $10, $17 and $38; $5, $17, $30 and $66; and $7, $23, $40 and $89, respectively, for Institutional shares and would have been $6, $18, $31 and $69; $8, $25, $43 and $97; and $10, $31, $54
and $119, respectively, for Financial Intermediary shares. PaineWebber and Mitchell Hutchins do not anticipate that they will waive fees or reimburse expenses in the current fiscal year, except to the extent necessary to comply with the fee waiver and total expense limitation agreement described above.
  **No Financial Intermediary shares were outstanding during each Fund's last fiscal year.

FINANCIAL HIGHLIGHTS
  The following tables provide investors with selected data and ratios for one share of each class of shares outstanding for each Fund for each of the peri-ods shown. No Financial Intermediary shares were outstanding during the fiscal years ended April 30, 1997 and 1996. This information is supplemented by the financial statements, accompanying notes and the unqualified report of Ernst & Young LLP, independent auditors, which appear in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 1997 and are incorporated by reference into the Statement of Additional Information. The Funds' Annual Re-port to Shareholders may be obtained without charge by calling 1-888-LIR-FUND. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to the fiscal years ended April 30, 1997 and 1996, have been audited by Ernst & Young LLP. The financial information for periods prior to 1996 was audited by another independent accounting firm, whose reports thereon were unqualified.

                                                                MONEY MARKET FUND
                          ---------------------------------------------------------------------------------------------------
                                                                                                        FINANCIAL
                                                                                                       INTERMEDIARY
                                              INSTITUTIONAL SHARES                                       SHARES**
                          ------------------------------------------------------------------ --------------------------------
                                       FOR THE YEARS ENDED                    FOR THE PERIOD                  FOR THE PERIOD
                                            APRIL 30,                         JUNE 3, 1991+      FOR THE      MARCH 17, 1994+
                          --------------------------------------------------        TO          YEAR ENDED          TO
                             1997       1996     1995++     1994      1993    APRIL 30, 1992 APRIL 30, 1995++ APRIL 30, 1994
                          ----------  --------  --------  --------  --------  -------------- ---------------- ---------------
Net asset value,
 beginning of period....     $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00         $ 1.00           $ 1.00
                          ----------  --------  --------  --------  --------     --------        -------          -------
Net investment income...       0.052     0.055     0.048     0.030     0.031        0.044          0.027            0.004
Net realized losses from
 investment
 transactions...........         --        --     (0.008)      --        --           --             --               --
                          ----------  --------  --------  --------  --------     --------        -------          -------
Net increase from
 investment operations..       0.052     0.055     0.040     0.030     0.031        0.044          0.027            0.004
                          ----------  --------  --------  --------  --------     --------        -------          -------
Dividends from net
 investment income......      (0.052)   (0.055)   (0.048)   (0.030)   (0.031)      (0.044)        (0.027)          (0.004)
                          ----------  --------  --------  --------  --------     --------        -------          -------
Contribution to capital
 from predecessor
 adviser (1)............         --        --      0.008       --        --           --             --               --
                          ----------  --------  --------  --------  --------     --------        -------          -------
Net asset value, end of
 period.................     $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00         $ 1.00           $ 1.00
                          ==========  ========  ========  ========  ========     ========        =======          =======
Total investment return
 (2)....................       5.33%     5.61%     4.91%     3.03%     3.16%        4.52%          3.10%            0.37%
                          ==========  ========  ========  ========  ========     ========        =======          =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $1,246,799  $421,878  $220,844  $254,281  $385,618     $335,868            --           $ 9,000
Expenses to average net
 assets net of
 waivers/reimbursements
 from adviser...........       0.25%     0.31%     0.35%     0.33%     0.34%        0.30%*         0.60%*           0.58%*
Expenses to average net
 assets before
 waivers/reimbursements
 from adviser...........       0.30%     0.37%     0.37%     0.33%     0.36%        0.41%*         0.62%*           0.58%*
Net investment income to
 average net assets net
 of
 waivers/reimbursements
 from adviser...........       5.24%     5.47%     4.68%     2.96%     3.13%        4.76%*         4.17%*           2.93%*
Net investment income to
 average net assets
 before waivers/
 reimbursements from
 adviser................       5.19%     5.41%     4.66%     2.96%     3.11%        4.65%*         4.15%*           2.93%*

--------
   + Commencement of issuance of shares
 ++ Sub-advisory functions for the Fund were transferred from Kidder Peabody
    Asset Management, Inc. to Mitchell Hutchins on January 30, 1995.
   * Annualized
 ** For the years ended April 30, 1996 and 1997 and for the period from Decem-ber 24, 1994 to April 30, 1995 there were no outstanding Financial Inter-mediary shares of Money Market Fund. For the years ended April 30, 1996 and 1997 and for the period from March 22, 1995 to April 30, 1996 there were no outstanding Financial Intermediary shares of Government Securities Fund.
(1) Kidder Peabody Asset Management, Inc., the Funds' predecessor investment adviser and administrator, purchased certain of Money Market Fund's and Government Securities Fund's variable rate securities on July 6, 1994 at prices equal to the securities' amortized cost plus accrued and unpaid in-terest. Since the purchases were made at prices above the securities' cur-rent fair value, the Funds recorded a contribution to capital.
(2) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and dis-tributions at net asset value on the payable dates, and a sale at net as-set value on the last date of each period reported. Total investment re-turn for periods of less than one year has not been annualized.

                       GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------
                                                                 FINANCIAL
                                                                INTERMEDIARY
                  INSTITUTIONAL SHARES                            SHARES**
------------------------------------------------------------- ----------------
           FOR THE YEARS ENDED                 FOR THE PERIOD  FOR THE PERIOD
                APRIL 30,                      JUNE 3, 1991+   JULY 12, 1994+
---------------------------------------------        TO              TO
  1997     1996    1995++    1994      1993    APRIL 30, 1992 APRIL 30, 1995++
  ----     ----    -------  -------  --------  -------------- ----------------
 $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00       $ 1.00         $ 1.00
--------  -------  -------  -------  --------     --------        -------
   0.051    0.053    0.048    0.029     0.031        0.044          0.032
     --     0.001   (0.008)     --        --           --             --
--------  -------  -------  -------  --------     --------        -------
   0.051    0.054    0.040    0.029     0.031        0.044          0.032
--------  -------  -------  -------  --------     --------        -------
  (0.051)  (0.054)  (0.047)  (0.029)   (0.031)      (0.044)        (0.032)
--------  -------  -------  -------  --------     --------        -------
     --       --     0.007      --        --           --             --
--------  -------  -------  -------  --------     --------        -------
 $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00       $ 1.00         $ 1.00
========  =======  =======  =======  ========     ========        =======
   5.20%    5.50%    4.61%    2.97%     3.13%        4.46%          3.31%
========  =======  =======  =======  ========     ========        =======
$106,843  $43,770  $54,903  $84,209  $102,611     $144,853            --
   0.30%    0.32%    0.35%    0.35%     0.34%        0.30%*         0.60%*
   0.53%    0.56%    0.47%    0.37%     0.36%        0.41%*         0.72%*
   5.09%    5.52%    4.75%    2.95%     3.11%        4.63%*         4.58%*
   4.86%    5.28%    4.63%    2.93%     3.09%        4.52%*         4.46%*
                           TREASURY SECURITIES FUND
------------------------------------------------------------------------------
                             INSTITUTIONAL SHARES
------------------------------------------------------------------------
           FOR THE YEARS ENDED                          FOR THE PERIOD
                APRIL 30,                              DECEMBER 6, 1991+
------------------------------------------------------        TO
 1997     1996    1995++    1994     1993               APRIL 30, 1992
-------- -------- -------- -------- --------           -----------------
$ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00                  $ 1.00
-------- -------- -------- -------- --------           -----------------
  0.049    0.048    0.049    0.028    0.029                   0.016
    --     0.003   (0.002)     --       --                      --
-------- -------- -------- -------- --------           -----------------
  0.049    0.051    0.047    0.028    0.029                   0.016
-------- -------- -------- -------- --------           -----------------
 (0.049)  (0.051)  (0.047)  (0.028)  (0.029)                 (0.016)
-------- -------- -------- -------- --------           -----------------
    --       --       --       --       --                      --
-------- -------- -------- -------- --------           -----------------
$ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00                  $ 1.00
======== ======== ======== ======== ========           =================
  5.02%    5.23%    4.75%    2.87%    2.89%                   1.62%
======== ======== ======== ======== ========           =================
$65,893  $19,624  $23,762  $38,602   $8,064                 $15,003
  0.30%    0.32%    0.22%    0.18%    0.33%                   0.06%*
  0.72%    0.94%    0.84%    0.76%    1.10%                   2.05%*
  4.97%    5.71%    5.51%    3.66%    3.65%                   5.88%*
  4.56%    5.09%    4.89%    3.08%    2.88%                   3.89%*

INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of each Fund is to earn high current income to the extent consistent with the preservation of capital and the maintenance of li-quidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments. Each Fund seeks to meet this objective by following different investment policies.

  Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities in which each Fund invests have or are deemed to have remaining maturities of 397 days or less on the date of purchase. In managing each Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the weighted average maturity of each Fund's portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to changing economic and money market con-ditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.

  There can be no assurance that the Funds will achieve their investment ob-jectives. In periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing short-term market rates, and in periods of rising interest rates the opposite generally will be true. Also, when in-terest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true.

MONEY MARKET FUND

  Money Market Fund invests in high quality, short-term, U.S. dollar-denomi-nated money market instruments. These instruments include government securi-ties, obligations of banks, commercial paper and other short-term corporate obligations, corporate bonds and notes, variable and floating rate securities and participation interests or repurchase agreements involving any of the foregoing securities. Participation interests are pro rata interests in secu-rities held by others.

  The U.S. government securities in which the Money Market Fund may invest in-clude direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates ("GNMAs")), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the credit-worthiness of a U.S. government-related issuer (such as mortgage-backed secu-rities issued by Fannie Mae, also known as the Federal National Mortgage Asso-ciation).

  Money Market Fund may invest in obligations (including certificates of de-posit, bankers' acceptances and similar obligations) of U.S. and foreign banks having total assets in excess of $1.5 billion at the time of purchase. The Fund may invest in non-negotiable time deposits of U.S. banks, savings associ-ations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less. Money Market Fund also may invest in interest-bearing savings deposits in U.S. banks and savings associations having total assets of $1.5 billion or less, provided that the principal amount of each deposit is fully insured by the Federal Deposit Insurance Corporation and provided that the aggregate principal amount of such deposits (plus interest earned) does not exceed 5% of the Fund's assets.

  The commercial paper and other short-term obligations purchased by Money Market Fund consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Trust's board of trustees (sometimes re-ferred to as the "board"), present minimal credit risks and are either (1) rated in the highest short- term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the high-est short-term rating category by a single NRSRO if only that NRSRO has as-signed the obligations a short-term rating, (3) was issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, or (4) is unrated, but determined by Mitchell Hutchins to be of comparable quality ("First Tier Secu-rities"). The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

GOVERNMENT SECURITIES FUND

  Government Securities Fund invests in U.S. government securities, the inter-est income from which is generally exempt from state income taxation. The Fund intends to emphasize investments in securities eligible for this exemption in the maximum number of states. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agen-cies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks Funding Corp. and the Stu-dent Loan Marketing Association. The Fund seeks to invest substantially all of its assets in securities with these characteristics. Under extraordinary cir-cumstances, however, such as when securities with those characteristics are unavailable at prices deemed reasonable by Mitchell Hutchins, the Fund may temporarily hold cash or invest in other U.S. government securities, such as those issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Small Business Administration. The Fund may acquire any of the above securities on a forward commitment or when-issued ba-sis. The Fund will not enter into repurchase agreements.

  Each investor should consult its own tax advisor to determine whether dis-tributions from Government Securities Fund derived from interest on its port-folio securities are exempt from state income taxation in the investor's own state.

TREASURY SECURITIES FUND

  Treasury Securities Fund invests exclusively in securities issued by the U.S. Treasury, which are supported by the full faith and credit of the United States. The Fund may acquire any of these securities on a forward commitment or when-issued basis. The Fund will not enter into repurchase agreements.

OTHER INVESTMENT POLICIES AND RISK FACTORS

  U.S. GOVERNMENT SECURITIES. Money Market Fund may also acquire custodial re-ceipts that evidence ownership of future interest payments, principal payments or both that have been "stripped" from certain U.S. Treasury notes or bonds. These custodial receipts are known by various names, including "Treasury In-vestment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). Each Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Trea-sury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury. The staff of the SEC currently takes the position that inter-ests in "stripped" U.S. government securities that are not part of the STRIPS program are not U.S. government securities.

  VARIABLE AND FLOATING RATE SECURITIES. Money Market Fund and Government Se-curities Fund may purchase variable and floating rate securities with remain-ing maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, Money Market Fund may purchase variable and floating rate securities of other is-suers with remaining maturities in excess of 13 months if they are subject to a demand feature exercisable within 13 months or less. The yield on these se-curities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Funds' investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. A demand feature gives a Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other fi-nancial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

  VARIABLE AMOUNT MASTER DEMAND NOTES. Securities purchased by Money Market Fund may include variable amount master demand notes, which are unsecured re-deemable obliga-tions that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and are typically unrated.

  REPURCHASE AGREEMENTS. Money Market Fund may enter into repurchase agree-ments with U.S. banks and dealers with respect to any security in which that Fund is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recog-nized securities dealer and simultaneously commits to resell the securities to that bank or dealer at an agreed upon date or upon demand and at a price re-flecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible de-cline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board.

  FOREIGN SECURITIES. Money Market Fund may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign corpora-tions and foreign governments and obligations of foreign banks. Such invest-ments may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic develop-ments, possible withholding taxes, seizure of foreign deposits, currency con-trols, interest limitations or other governmental restrictions that might af-fect the payment of principal or interest on the securities held by the Fund. Additionally, there may be less publicly available information about foreign issuers as these issuers may not be subject to the same regulatory require-ments as domestic issuers.

  LENDING OF PORTFOLIO SECURITIES. Each Fund may lend its securities to quali-fied broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets taken at market value. Lending securities enables the Funds to earn additional income, but could result in a loss or delay in recov-ering these securities.

  OTHER INVESTMENT POLICIES. Each Fund may purchase securities on a "when-is-sued" or forward commitment basis, that is, for delivery beyond the normal settlement date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it immedi-ately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

  Each Fund may borrow money from banks for temporary purposes in an aggregate amount not exceeding 33 1/3% of the value of the Fund's total assets. A Fund may not purchase portfolio securities while borrowings exceed 5% of the value of the Fund's assets.

  No Fund will invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  A Fund's investment objective may not be changed without the approval of its shareholders. Certain other investment limitations, as described in the State-ment of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the board without shareholder approval.

PURCHASES

  The Funds accept the settlement of purchase orders only in available federal funds. ("Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of an-other bank in one day and thus may be made immediately available to a Fund through its custodian.)

  Each Fund offers investors the choice of investing in two separate classes of shares--Institutional shares and Financial Intermediary shares. Institu-tional shares in each Fund are available for purchase by institutional invest-ors, and, at the discretion of PaineWebber, for purchase by individuals or other entities. Financial Intermediary shares in each Fund are available for purchase only by banks and other financial intermediaries for the benefit of their customers. Financial Intermediary shares bear all fees pay-able by the Fund to those financial intermediaries for certain services they provide to the beneficial owners of these shares.

  The minimum initial investment is $1,000,000 in Money Market Fund or Govern-ment Securities Fund (or in a combination of both) and $250,000 in Treasury Securities Fund. These minimums may be waived at the discretion of PaineWebber. Financial intermediaries purchasing shares for the accounts of their customers may set a higher or lower minimum for their customers, pro-vided that when their customers' shareholdings are aggregated, the above noted minimum investment levels are met. There is no minimum subsequent investment, except that certain financial intermediaries may establish minimums for subse-quent investments by their customers. Investors interested in purchasing Fi-nancial Intermediary shares should consult their financial institutions con-cerning any initial or subsequent minimum investment requirements.

  Shares of the Funds are offered for sale, without a sales charge, at the net asset value per share next determined after receipt and acceptance of a pur-chase order by the Transfer Agent, subject to timely receipt of federal funds as provided below. An investor can place a purchase order up until 2:30 p.m. (Eastern time) for Money Market Fund and 12:00 noon (Eastern time) for Govern-ment Securities Fund and Treasury Securities Fund by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a representative. Investors may also place an order through a PaineWebber Investment Executive or correspondent firm who must then relay the order to the Transfer Agent by the times noted above. For the purchase of Fund shares to be effected on that Business Day, the investor must wire federal funds to the Trust, care of the Transfer Agent, and that wire must be credited to that bank account by a Federal Reserve Bank on that Business Day. Otherwise, the order will be executed as of such times on the following Business Day if federal funds have been received by that time. Calls may be initiated by any authorized party on the account, including your PaineWebber Investment Executive. A "Business Day" is any day on which the Massachusetts offices of the Trust's custodian, State Street Bank and Trust Company ("Custodian"), and the Transfer Agent, and the New York City of-fices of PaineWebber and PaineWebber's bank are all open for business.

  The Trust and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

  The availability of Fund shares to customers of PaineWebber's correspondent firms may vary depending on the arrangements between PaineWebber and such firms.

  Investors who are purchasing shares should instruct their banks to transfer federal funds by wire. Wire transfers should be directed to:

                                 LIR     Fund
           [insert Fund name: Money Market, Government or Treasury]
                               c/o BSD&T Company
                               CR DDA #13-860-6
                               CR PW A/C #
             [insert PaineWebber account name and account number]
                                ABA #011001234

  Unless the investor otherwise specifies, all shares purchased will be Insti-tutional shares.

  REMOTE TRADE ENTRY. At its discretion, the Trust may offer eligible institu-tional investors who meet certain conditions an electronic trade order entry
(RTE) capability. For more information on this option, please contact your PaineWebber Investment Executive or the Transfer Agent at 1-888-LIR-FUND. PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

EXCHANGES

  Shareholders may exchange shares of one Fund for shares of another Fund based on the next determined net asset value per share. Exchange orders are accepted up until 12:00 noon (Eastern time) for each Fund by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a representative. Investors may also place an order through a PaineWebber Investment Executive or corre-spondent firm which must then relay the order to the Transfer Agent as noted above. Calls may be initiated by any authorized party on the account, includ-ing your PaineWebber Investment Executive.

  Exchange transactions must meet the minimum initial investment of the new Fund. There is no minimum for subsequent exchanges between Fund accounts once they have been activated.

REDEMPTIONS

  Shareholders may redeem all or any portion of the shares in their accounts at any time at the net asset value per share next computed after the receipt of a redemption re-quest in proper form by the Transfer Agent. Redemption orders are accepted up until 2:30 p.m. (Eastern time) for Money Market Fund and up until 12:00 noon (Eastern time) for Government Securities Fund and Treasury Securities Fund by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a represen-tative. Investors may also place an order through a PaineWebber Investment Ex-ecutive or correspondent firm which must then relay the order to the Transfer Agent by the times noted above. Calls may be initiated by any authorized party on the account, including your PaineWebber Investment Executive. Redemption proceeds will be paid by federal funds wired to one or more of the bank ac-counts that have been designated by the shareholder, normally on the Business Day the redemption request is accepted.

  ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about re-demption requirements should consult their PaineWebber Investment Executives, correspondent firms or the Transfer Agent at 1-888-LIR-FUND. Shareholders will earn dividends on redeemed shares up to (but not including) the day of redemp-tion. The redemption price may be more or less than the purchase price, de-pending on the market value of a Fund's portfolio; however, each Fund antici-pates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

  There is no minimum amount for redemptions.

  ADDITIONAL INFORMATION ON FINANCIAL INTERMEDIARY SHARES. Each Fund's shares are sold and redeemed without charge by the Fund. Financial intermediaries purchasing or holding Financial Intermediary shares for their customer ac-counts may charge customers for cash management and other services provided in connection with their accounts, including, for instance, account maintenance fees, compensating balance requirements or fees based on account transactions, assets or income. The dividends payable to beneficial owners of Financial In-termediary shares will be reduced by the amount of fees paid by a Fund for services provided by financial intermediaries through which those shares are purchased and held. See "Financial Intermediaries." A customer should consider the terms of his or her account with a financial intermediary before purchas-ing shares. A financial intermediary purchasing or redeeming shares on behalf of its customers is responsible for transmitting orders to the Transfer Agent in accordance with its customer agreements and the procedures noted above.

VALUATION OF SHARES

  Each Fund uses its best efforts to maintain its net asset value at $1.00 per share. Each Fund's net asset value per share is determined by dividing the value of its investments and other assets minus its liabilities by the number of Fund shares outstanding. The net asset value per share for Money Market Fund is determined once each Business Day at 2:30 p.m. (Eastern time). The net asset value per share for Government Securities Fund and Treasury Securities Fund is determined once each Business Day at 12:00 noon (Eastern time).

  Each Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the differ-ence between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board.

DIVIDENDS AND TAXES

  DIVIDENDS. Each Business Day, each Fund declares as dividends all of its net investment income. Shares are entitled to receive dividends beginning on the date the purchase order is accepted; dividends are accrued to shareholder ac-counts daily and are paid on the last Business Day of the month. Dividends are automatically paid in additional Fund shares unless the shareholder elects in-stead to have dividends transmitted by federal funds wire to either a desig-nated bank account or PaineWebber account. Shares do not earn dividends on the day of redemption.

  Each Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize net long-term capital gain and thus do not an-ticipate payment of any long-term capital gain distributions. Dividends paid on both classes of shares are calculated at the same time and in the same man-ner. Dividends on Institutional shares are expected to be higher than those paid on Financial Intermediary shares because of the higher expenses borne by the Financial Intermediary shares.

  FEDERAL TAX. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company tax-able income (consisting generally of taxable net investment income and net short-term capital gain, if any) that is distributed to its shareholders.

  Dividends from a Fund's investment company taxable income (whether paid in cash or in additional Fund shares) are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Funds' dividends and distributions will not qualify for the divi-dends-received deduction for corporations.

  Some states permit shareholders to treat their portions of a Fund's divi-dends that are attributable to interest on U.S. Treasury securities and cer-tain U.S. government securities as income that is exempt from state and local income taxes, if the Fund meets certain asset and diversification require-ments. Dividends attributable to earnings on repurchase agreements and securi-ties loans are, as a general rule, subject to state and local taxation.

  Each Fund notifies its shareholders following the end of each calendar year of the tax status of all distributions paid (or deemed paid) during that year. The notice sent by each Fund specifies the portions of their dividends that are attributable to U.S. Treasury securities and specific types of U.S. gov-ernment securities.

  Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other noncorporate shareholders who (1) do not provide the Fund with a correct taxpayer identification number or (2) other-wise are subject to backup withholding.

  ADDITIONAL INFORMATION. The foregoing is only a summary of some of the im-portant federal, state and local income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state and local tax con-siderations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT

  The board, as part of its overall management responsibility, oversees vari-ous organizations responsible for the Funds' day-to-day management. PaineWebber, the Funds' investment adviser and administrator, provides a con-tinuous investment program for each Fund and supervises all aspects of its op-erations. As sub-adviser to the Funds, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Funds.

  PaineWebber receives a monthly fee for these services. For the fiscal year ended April 30, 1997, the advisory and administration fees payable to PaineWebber by each Fund were equal to 0.25% of the Fund's average daily net assets. PaineWebber has undertaken to waive 0.05% of its fees and to maintain each Fund's total annual operating expenses at a level not exceeding 0.30% and 0.55% of the Fund's average daily net assets annually for Institutional shares and Financial Intermediary shares, respectively. After PaineWebber's waiver of a portion of the fees and/or expense reimbursements with respect to each Fund's Institutional shares, for the fiscal year ended April 30, 1997, Money Market Fund's, Government Securities Fund's and Treasury Securities Fund's to-tal expenses represented 0.25%, 0.30% and 0.30%, respectively, of their aver-age net assets. No Financial Intermediary shares of the Funds were outstanding during that period. PaineWebber (not the Funds) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services, at an annual rate of 50% of the fee received by PaineWebber from each Fund for advisory and administra-tive services.

  PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Ameri-cas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At July 31, 1997, PaineWebber or Mitchell Hutchins was investment adviser or sub-adviser to 29 registered investment companies with 64 separate portfolios and aggregate as-sets in excess of $34.8 billion.

  Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for per-sonal investing and restricts certain transactions.

  PaineWebber is the distributor of each Fund's shares.

FINANCIAL INTERMEDIARIES

  Financial intermediaries, such as banks and savings associations, may pur-chase Financial Intermediary shares for the accounts of their customers. The Trust has adopted a shareholder services plan ("Plan") with respect to Finan-cial Intermediary shares. PaineWebber implements the Plan on behalf of the Trust by entering into a service agreement with each financial intermediary that purchases Financial Intermediary shares requiring it to provide support services to its customers who are the beneficial owners of Financial Interme-diary shares. Under the Plan, each Fund pays PaineWebber an annual fee at the annual rate of 0.25% of the average daily net asset value of the Financial In-termediary shares held by financial intermediaries on behalf of their custom-ers. Under each service agreement, PaineWebber pays an identical fee to the financial intermediary for providing the support services to its customers specified in the service agreement. These services, which are described in greater detail in the Statement of Additional Information under "Other Infor-mation--Financial Intermediaries," may include: aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PaineWebber; providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; processing dividend payments on behalf of customers; providing information pe-riodically to customers showing their positions in Financial Intermediary shares; arranging for bank wires; responding to customer inquiries relating to the services performed by the financial intermediary; providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information necessary for sub-accounting; forwarding shareholder commu-nications from a Fund to customers, if required by law; and such other similar services as the Trust may reasonably request from time to time to the extent the financial intermediary is permitted to do so under federal and state stat-utes, rules and regulations. Under the terms of the service agreements, finan-cial intermediaries are required to provide to their customers a schedule of any additional fees that they may charge customers in connection with their investments in Financial Intermediary shares. Financial Intermediary shares are available for purchase only by financial intermediaries that have entered into service agreements with PaineWebber in connection with their investment. Financial intermediaries providing services to beneficial owners of Financial Intermediary shares in certain states may be required to be registered as dealers under the laws of those states.

  Should future legislative, judicial or administrative action prohibit or re-strict the activities of banks serving as financial intermediaries in connec-tion with the provision of support services to their customers, the Trust and PaineWebber might be required to alter or discontinue their arrangements with financial intermediaries and change their method of operations with respect to Financial Intermediary shares. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset values per share or result in a financial loss to any shareholder.

  Conflict of interest restrictions may apply to a financial institution's re-ceipt of compensation from a Fund through PaineWebber under a service agree-ment resulting from fiduciary funds being invested in Financial Intermediary shares. Before investing fiduciary funds in Financial Intermediary shares, fi-nancial intermediaries, including investment advisers and other money managers under the jurisdiction of the Securities and Exchange Commission, the Depart-ment of Labor or state securities commissions and banks regulated by the Comp-troller of the Currency should consult their legal advisors.

PERFORMANCE INFORMATION

  From time to time each Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund is the income on an invest-ment in that Fund over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The "effective yield" is calcu-lated similarly, but when annualized the income earned is assumed to be rein-vested. The "effective yield" will be higher than the "yield" because of the compounding effect of this assumed reinvestment.

  Current yield and effective yield are calculated separately for Institu-tional shares and Financial Intermediary shares. Since holders of Financial Intermediary shares bear all service fees for the services rendered by finan-cial intermedi-aries, the net yield on Financial Intermediary shares can be expected at any given time to be approximately 0.25% lower than the net yield on Institutional shares. Any additional fees directly assessed by financial intermediaries will have the effect of further reducing the net yield realized by a beneficial owner of Financial Intermediary shares.

  Each Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations or for shorter periods. This return data may or may not assume re-investment of dividends (compounding).

GENERAL INFORMATION

  The Trust is registered as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachu-setts by Declaration of Trust dated February 14, 1991. The board has authority to issue an unlimited number of shares of beneficial interest of separate se-ries, par value $0.001 per share.

  Each share of a Fund has equal voting, dividend and liquidation rights, ex-cept that beneficial owners of Financial Intermediary shares receive certain services directly from financial intermediaries, bear certain service fees and enjoy exclusive voting rights on matters relating to these services and fees.

  The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders.

  Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders of the Trust for the purposes of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

  Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumula-tive and, as a result, the holders of more than 50% of the shares of the Trust may elect all of its trustees. The shares of each Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the securities is required by law. Financial intermediaries holding shares for their own ac-counts must undertake to vote the shares in the same proportions as the vote of shares held for their customers.

  CERTIFICATES. To avoid additional operating expenses and for investor conve-nience, share certificates are not issued. Ownership of shares of each Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

  REPORTS. Shareholders receive audited annual and unaudited semiannual finan-cial statements of the Funds. All purchases and redemptions of Fund shares are confirmed to shareholders at least quarterly.

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heri-tage Drive, North Quincy, Massachusetts 02171, is custodian of the Trust's as-sets. First Data Investor Services Group, Inc., whose principal business ad-dress is 4400 Computer Drive, Westborough, Massachusetts 01581-5159, is the Trust's transfer and dividend disbursing agent.

   Mitchell Hutchins'
   Liquid
   Institutional
   Reserves



   ---------------------------------------------------------------------------

   Money Market
   Fund

   Government
   Securities
   Fund

   Treasury
   Securities
   Fund



   SEPTEMBER 1, 1997, as revised July 15, 1998
TABLE OF CONTENTS

Highlights..................................................................  2
Financial Highlights........................................................  6
Investment Objectives and Policies..........................................  8
Purchases................................................................... 10
Exchanges................................................................... 11
Redemptions................................................................. 11
Valuation of Shares......................................................... 12
Dividends and Taxes......................................................... 12
Management.................................................................. 13
Financial Intermediaries.................................................... 14
Performance Information..................................................... 14
General Information......................................................... 15


-------------------------------------------------------------------------------

No person has been authorized to give any information or make any representations not contained in this Prospectus in connection with the offering made by this Prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

     PaineWebber
     (C)1997 PaineWebber Incorporated